SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                  June 15, 1998


                                  DESIGNS, INC.
             (Exact Name of registrant as specified in its charter)


          Delaware              0-15898           04-2623104
(State or other jurisdiction  (Commission        (IRS Employer
    of incorporation)          File Number)    Identification No.)


  66 B Street, Needham, Massachusetts                  02194
(Address of principal executive offices)             (Zip Code)


                                 (781) 444-7222
              (Registrant's telephone number, including area code)


Item 5.  Other Events

     On June 4, 1998, Designs, Inc. (the "Company") entered into an Amended and Restated Loan and Security Agreement (the "Credit Agreement") with BankBoston Retail Finance Inc. (the "Agent"), a subsidiary of BankBoston, N.A., as agent for the lender(s) identified in the Credit Agreement. The full text of the Credit Agreement, the Revolving Credit Note dated June 4, 1998 made by the Company pursuant to the terms and conditions of the Credit Agreement, and a letter concerning certain fees paid and to be paid by the Company pursuant to the terms and conditions of the Credit Agreement, are attached as Exhibit 10.1,
Exhibit 10.2 and Exhibit 10.3 hereto, respectively.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 10.1 Amended and Restated Loan and Security Agreement, dated June 4, 1998, among Designs, Inc., BankBoston Retail Finance Inc. as Agent for the Lender(s) identified therein

Exhibit 10.2 Revolving Credit Note, dated June 4, 1998, in favor of BankBoston Retail Finance Inc.

Exhibit 10.3 Fee Letter, dated June 4, 1998, concerning certain fees paid and to be paid by the Company to BankBoston Retail Finance Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DESIGNS, INC.



Date:  June 15, 1998                By:    /s/ Joel H. Reichman
                                        -------------------------------
                                        Joel H. Reichman, President and
                                        Chief Executive Officer